Offerings - Offering: 1	Aug. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 47,056,450.62
Fee Rate	0.01531%
Amount of Registration Fee	$ 7,204.34
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for common shares of beneficial interest. Amount of Filing Fee calculated at $153.10 per $1,000,000 of the Transaction Valuation.